UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 25, 2004
                                                          --------------------


     GS Mortgage Securities Corp. (as depositor under the Master Servicing and Trust Agreement, dated as of March 1, 2004 providing for the issuance of GSAMP
Trust  2004-SEA1   Mortgage   Pass-Through   Certificates,   Series   2004-SEA1)
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-28              13-6357101
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
-------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2004-SEA1 Mortgage Pass-Through Certificates, Series 2004-SEA1 pursuant to the terms of the Master Servicing and Trust Agreement, dated as of March 1, 2004 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, Wachovia Bank, N.A., as Trustee, and JPMorgan Chase Bank, as Securities Administrator.

     On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SEA1
Mortgage Pass-Through Certificates, Series 2004-SEA1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, not in its individual capacity, but solely as Securities Administrator under the Agreement referred to herein

Date: October 28, 2004        By: /s  Annette Marsula
                            --------------------------------------------
                               Annette Marsula
                               Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004




                              GSAMP TRUST 2004-SEA1
                         STATEMENT TO CERTIFICATEHOLDERS
                                October 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized      Deferred    Principal
Class          Value       Balance             Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       82,409,000.00    57,338,691.25   3,064,428.46      90,531.42    3,154,959.88       0.00         0.00       54,274,262.79
A1B       15,790,000.00    15,790,000.00           0.00      29,351.86       29,351.86       0.00         0.00       15,790,000.00
A2        17,329,000.00    17,329,000.00           0.00      33,560.50       33,560.50       0.00         0.00       17,329,000.00
M1         7,702,000.00     7,702,000.00           0.00      15,515.25       15,515.25       0.00         0.00        7,702,000.00
M2         2,246,000.00     2,246,000.00           0.00       5,659.92        5,659.92       0.00         0.00        2,246,000.00
B1           642,000.00       642,000.00           0.00       1,917.44        1,917.44       0.00         0.00          642,000.00
B2           642,000.00       642,000.00           0.00       2,167.11        2,167.11       0.00         0.00          642,000.00
B3           642,000.00       642,000.00           0.00       2,416.77        2,416.77       0.00         0.00          642,000.00
P                100.00           100.00           0.00       1,310.83        1,310.83       0.00         0.00              100.00
R                  0.00             0.00           0.00           0.00            0.00       0.00         0.00                0.00
TOTALS   127,402,100.00   102,331,791.25   3,064,428.46     182,431.10    3,246,859.56       0.00         0.00       99,267,362.79

X        128,362,619.85   103,294,510.90           0.00     497,908.56      497,908.56       0.00         0.00      100,230,082.44
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                         Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest        Total              Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1A      36228FL46      695.78190792    37.18560424       1.09856229       38.28416654     658.59630368        A1A      2.030000 %
A1B      36228FL53    1,000.00000000     0.00000000       1.85888917        1.85888917   1,000.00000000        A1B      2.390000 %
A2       36228FP26    1,000.00000000     0.00000000       1.93666686        1.93666686   1,000.00000000        A2       2.490000 %
M1       36228FL61    1,000.00000000     0.00000000       2.01444430        2.01444430   1,000.00000000        M1       2.590000 %
M2       36228FL79    1,000.00000000     0.00000000       2.52000000        2.52000000   1,000.00000000        M2       3.240000 %
B1       36628FL87    1,000.00000000     0.00000000       2.98666667        2.98666667   1,000.00000000        B1       3.840000 %
B2       36628FL95    1,000.00000000     0.00000000       3.37556075        3.37556075   1,000.00000000        B2       4.340000 %
B3       36228FM29    1,000.00000000     0.00000000       3.76443925        3.76443925   1,000.00000000        B3       4.840000 %
P        36228FM45    1,000.00000000     0.00000000  13,108.30000000   13,108.30000000   1,000.00000000        P        0.000000 %
TOTALS                  803.21903053    24.05320211       1.43193166       25.48513376     779.16582843

X        36228FM37      804.70865288     0.00000000       3.87892177        3.87892177     780.83543758        X        0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Yanilka Fernandez
               JPMorgan Chase Bank - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-4506
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com

                    ---------------------------------------

Sec. 7.08(i)    Amount in Certificate Account                                                                       3,744,768.12

Sec. 7.08(i)    Principal Distribution Amount
                                        Scheduled Principal Amount                                                    188,114.86
                                        Principal Prepayment Amount                                                 2,876,313.60

Sec. 7.08(i)    Principal Prepayments
                                                         Payoffs in Full                                            2,892,135.80
                                                         Partial Principal Prepayments                                -15,822.20
                                                         Liquidation Proceeds                                               0.00
Sec. 7.08(a)(ii)                   Aggregate Distribution Amount
                                   Total Offered Certificates
                                                         Accrued Certificate Interest                                 181,120.27
                                                         Interest Shortfall Carryforward Amount                             0.00
                                                         Principal Distribution Amount                              3,064,428.46

                                   Total Class A Certificates
                                                         Accrued Certificate Interest                                 153,443.77
                                                         Interest Shortfall Carryforward Amount                             0.00
                                                         Basis Risk Carry Forward Amount                                    0.00
                                                         Principal Distribution Amount                              3,064,428.46

                                   Total Class M Certificates
                                                         Accrued Certificate Interest                                  21,175.17
                                                         Interest Shortfall Carryforward Amount                             0.00
                                                         Basis Risk Carry Forward Amount                                    0.00
                                                         Principal Distribution Amount                                      0.00

                                   Total Class B Certificates
                                                         Accrued Certificate Interest                                   6,501.32
                                                         Interest Shortfall Carryforward Amount                             0.00
                                                         Basis Risk Carry Forward Amount                                    0.00
                                                         Principal Distribution Amount                                      0.00

Sec. 7.08(iii)  Payment Shortfall
                                        Class A1A
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class A1B
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class A2
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class M1
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class M2
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class B1
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00
                                        Class B2
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

                                        Class B3
                                                              Interest Shortfall                                             0.00
                                                              Principal Shortfall                                            0.00

Sec. 7.08(a)(iii)                       LIBOR                                                                           1.84000 %

Sec. 7.08(a)(iv)                        Fees
                                                              Servicer Fee                                              42,951.98
                                                              Master Servicing Fee                                       1,291.18

Sec. 7.08(a)(vi)                        Realized Losses For Current Period                                                   0.00
                                        Amount of Cumulative Realized Losses                                            10,326.43
                                        Amount of Applied Realized Losses                                                    0.00

Sec. 7.08(xii)  Ending Pool Stated Principal Balance                                                               100,230,082.44

Sec. 7.08(xii)  Number of Mortgage Loans                                                                                 1,035.00

Sec. 7.08(xiv)  Gross Weighted Average Interest Rate                                                                         8.47

Sec. 7.08(xv)   Weighted Average Remaining Term                                                                            275.00

Sec. 7.08(xviii)Principal Balance of Largest Mortgage Loan                                                           1,036,434.00

Sec. 7.08(a)(xix)                 Number, Balance, and Percentage of Delinquent Loans
                                                        Number of Loans are 30-59 days delinquent                             45
                                                        Balance of Loans are 30-59 days delinquent                  3,136,126.15
                                                        Percentage of Loans are 30-59 days delinquent                     3.13 %

                                                        Number of Loans are 60-89 days delinquent                             19
                                                        Balance of Loans are 60-89 days delinquent                  2,111,305.45
                                                        Percentage of Loans are 60-89 days delinquent                     2.11 %

                                                        Number of Loans are 90-119 days delinquent                             6
                                                        Balance of Loans are 90-119 days delinquent                   501,972.08
                                                        Percentage of Loans are 90-119 days delinquent                    0.50 %

                                                        Number of Loans are 120-149 days delinquent                            4
                                                        Balance of Loans are 120-149 days delinquent                  293,278.14
                                                        Percentage of Loans are 120-149 days delinquent                   0.29 %

                                                        Number of Loans are 150-179 days delinquent                            4
                                                        Balance of Loans are 150-179 days delinquent                  498,073.01
                                                        Percentage of Loans are 150-179 days delinquent                   0.50 %

                                                        Number of Loans are 180 or more days delinquent                       16
                                                        Balance of Loans are 180 or more days delinquent            1,074,893.58
                                                        Percentage of Loans are 180 or more days delinquent               1.07 %
Sec. 7.08(a)(xx)                        Mortgage loans in Foreclosure

Sec. 7.08(a)(xxi)                       Mortgage loans in bankruptcy proceedings
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   49            3,187,834.21                  3.18 %

Sec. 7.08(a)(xxi)                       Number and Balance of loans in Bankruptcy
                                                        Number of Loans are 0-29 days delinquent                               0
                                                        Balance of Loans are 0-29 days delinquent                           0.00

                                                        Number of Loans are 30-59 days delinquent                              3
                                                        Balance of Loans are 30-59 days delinquent                    171,216.28

                                                        Number of Loans are 60-89 days delinquent                              7
                                                        Balance of Loans are 60-89 days delinquent                    521,922.50

                                                        Number of Loans are 90-119 days delinquent                             2
                                                        Balance of Loans are 90-119 days delinquent                    52,285.38

                                                        Number of Loans are 120-149 days delinquent                            5
                                                        Balance of Loans are 120-149 days delinquent                  341,647.79

                                                        Number of Loans are 150-179 days delinquent                            2
                                                        Balance of Loans are 150-179 days delinquent                  114,326.37

                                                        Number of Loans are 180 or more days delinquent                       17
                                                        Balance of Loans are 180 or more days delinquent            1,325,873.69

Sec. 7.08(a)(xxii)                      Number and Balance of loans in foreclosure proceedings
                                                       Number of Loans are 0-29 days delinquent                               0
                                                       Balance of Loans are 0-29 days delinquent                           0.00

                                                       Number of Loans are 30-59 days delinquent                              3
                                                       Balance of Loans are 30-59 days delinquent                    146,307.08

                                                       Number of Loans are 60-89 days delinquent                              4
                                                       Balance of Loans are 60-89 days delinquent                    902,671.99

                                                       Number of Loans are 90-119 days delinquent                            10
                                                       Balance of Loans are 90-119 days delinquent                 1,098,087.13

                                                       Number of Loans are 120-149 days delinquent                           12
                                                       Balance of Loans are 120-149 days delinquent                1,784,395.31

                                                       Number of Loans are 150-179 days delinquent                           14
                                                       Balance of Loans are 150-179 days delinquent                  973,003.61

                                                       Number of Loans are 180 or more days delinquent                       81
                                                       Balance of Loans are 180 or more days delinquent            6,475,416.53
Sec. 7.08(a)(xxiv)                      Number and Balance of REO loans
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   1               43,924.78                  0.04 %

Sec. 7.08(a)(xxv)                       Book Value of Mortgage loans acquired through foreclosure or grant of a deed       0.00

Sec. 7.08(a)(xxvi)                      Number of Mortgage loans                                                          1,035

Sec. 7.08(a)(xxvii)                     Aggregate amount from
                                                              a. Curtailments                                        -15,828.22
                                                              b. Voluntary Payoffs                                 2,892,135.80
                                                              c. Involuntary Payoffs                                       0.00
                                                              d. Mortgage Loans purchased from the Trust                   0.00

Sec. 7.08(a)(xxviii)                    Mortgage loans subject to loss mitigation*
                                                              Number of loans                                                 0
                                                              Principal Balance of loans                                   0.00

Sec. 7.08(a)(xxix)                      Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                              Number of loans                                                 0
                                                              Principal Balance of loans                                   0.00

Sec. 7.08(a)(xxx)                       Amount of current Realized Losses*
                                                              a. REO Property sold                                          0.00
                                                              b. short sale                                                 0.00
                                                              c. deed in lieu                                               0.00
                                                              d. no equity second mortgages                                 0.00
                                                              e. other                                                      0.00

Sec. 7.08(a)(xxxi)                      Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                                       a.Number of Loans Currently meeting payment plan                     0.00
                                                       a.Balance of Loans Currently meeting payment plan                    0.00

                                                       b.Number of Loans 1 to 2 payments behind payment plan                0.00
                                                       b.Balance of Loans 1 to 2 payments behind payment plan               0.00

                                                       c.Number of Loans 2 to 3 payments behind payment plan                0.00
                                                       c.Balance of Loans 2 to 3 payments behind payment plan               0.00

                                                       d.Number of Loans greater than 3 payments behind payment plan        0.00
                                                       d.Balance of Loans greater than 3 payments behind payment plan       0.00

                                                       e.Number of Loans greater than 4 payments behind payment plan        0.00
                                                       e.Balance of Loans greater than 4 payments behind payment plan       0.00

                                                       f.Number of Loans greater than 5 payments behind payment plan        0.00
                                                       f.Balance of Loans greater than 5 payments behind payment plan       0.00

Sec. 7.08(xxxiv)Net Monthly Excess Cashflow                                                                           497,908.56

Sec. 7.08(xxxiv)Overcollateralization
                                        Overcollateralization Amount                                                   962,719.65
                                        Specified Overcollateralization Amount                                         962,719.65

Sec. 7.08(xxxi) Step Down Test
                                        Stepdown Date                                                               Not in effect
Sec. 7.08(xxxi) Trigger Event
                                                                                                                               NO
Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
